UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
September 8, 2025
Johnson & Johnson
(Exact name of registrant as specified in its charter)

New Jersey	1-3215	22-1024240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
(Address of Principal Executive Offices)
 (Zip Code)
Registrant's telephone number, including area code:
732-524-0400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00	JNJ	New York Stock Exchange
1.150% Notes Due November 2028	JNJ28	New York Stock Exchange
2.700% Notes due February 2029	JNJ29B	New York Stock Exchange
3.200% Notes Due June 2032	JNJ32	New York Stock Exchange
3.050% Notes due February 2033	JNJ33B	New York Stock Exchange
1.650% Notes Due May 2035	JNJ35	New York Stock Exchange
3.350% Notes Due June 2036	JNJ36A	New York Stock Exchange
3.350% Notes due February 2037	JNJ37B	New York Stock Exchange
3.550% Notes Due June 2044	JNJ44	New York Stock Exchange
3.600% Notes due February 2045	JNJ45	New York Stock Exchange
3.700% Notes due February 2055	JNJ55	New York Stock Exchange

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On September 8, 2025, Johnson & Johnson (the Company) announced that John Morikis was elected to the Board of Directors. The Board has determined that Mr. Morikis satisfies the applicable independence requirements of the NYSE Listed Company Manual. Mr. Morikis will serve on the Audit Committee and Compensation & Benefits Committee.
As a non-employee director of the Company, Mr. Morikis will receive compensation as described in the Director Compensation section of the Company’s 2025 Proxy Statement.
Mr. Morikis served as the Executive Chairman, President and Chief Executive Officer of The Sherwin-Williams Company from 2016 to 2024. He joined Sherwin-Williams in 1984 as a management trainee in the Paint Stores Group. Over the next four decades, he advanced through key leadership roles, including Division President and Group President. From 2006 to 2016, Mr. Morikis served as President and Chief Operating Officer.
The Company’s press release announcing the appointment is attached to this Report as Exhibit 99.1.

Item 9.01 Financial statements and exhibits
(d)    Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 8, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 8, 2025

JOHNSON & JOHNSON
(Registrant)

By:	/s/ Marc Larkins
Marc Larkins Secretary